                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          February 28, 2001
                                                            -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)


Laws of the United States                   33-99362                      51-0269396
------------------------------              --------                      ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer Identification
incorporation or organization)                                            Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


           302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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  (Former name, former address and former fiscal year, if changed since last report)
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Items 1-4.  Not Applicable


Item 5.     Other Events

            On February 28, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $750,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-2 and $58,036,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-2, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.     Not Applicable.

Item 7.     Financial Statements and Exhibits

            The following exhibit is filed as part of this report:

            Exhibit 99.01 Series Term Sheet dated February 28, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the First USA Credit Card Master Trust, Series 2001-2.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By:  /s/ Tracie H. Klein
                             ---------------------------
                             Name:  Tracie H. Klein
                             Title:  First Vice President



Date:  February 28, 2001
       -----------------
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                                 EXHIBIT INDEX


Exhibit No.                   Description                               Page No.
-----------                   -----------                               --------

99.01               Series 2001-2 Term Sheet Dated February 28, 2001       5